UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2012 (November 7, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Eleventh Amendment to Second Amended and Restated Credit Agreement

On November 7, 2012 (the “Eleventh Amendment Effective Date”), Magnum Hunter Resources Corporation (the “Company”) entered into an Eleventh Amendment to Second Amended and Restated Credit Agreement (the “Eleventh Amendment”), by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto.

The Second Amended and Restated Credit Agreement (the “Credit Agreement”) provides for an asset-based, senior secured revolving credit facility (the “Revolving Facility”) maturing April 13, 2016.  The Revolving Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves and, based on such redeterminations, the borrowing base can be increased or decreased up to a maximum commitment level of $750 million.

The Eleventh Amendment amends the Credit Agreement to, among other things, increase the Conforming Borrowing Base, as of the Eleventh Amendment Effective Date, from $260 million to $325 million and to implement a Non-Conforming Borrowing Base of $50 million for an aggregate Borrowing Base of $375 million.  The Non-Conforming Borrowing Base has a maximum term through June 30, 2013 and is subject to certain required reduction events including, without limitation, a mandatory reduction from any interim increase in the Conforming Borrowing Base before June 30, 2013.

Previously, on October 29, 2012, the Company entered into a Tenth Amendment to Second Amended and Restated Credit Agreement (the “Tenth Amendment”), by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto. The Tenth Amendment permits the Company to issue a new Series E cumulative convertible preferred stock (the “Series E Stock”), of which 2774.85 shares were first issued in connection with the acquisition of Viking International Resources Co., Inc. on November 2, 2012 by the Company’s subsidiary, Triad Hunter, LLC. The Eleventh Amendment increases the annual preferred stock dividend basket from $20 million to $40 million and amends the Credit Agreement to permit dividends for the Series E Stock on substantially the same terms as the existing Series C and Series D preferred stock of the Company.

In addition, the Eleventh Amendment amends the Total Debt to EBITDAX financial covenant in the Credit Agreement to require that such ratio not exceed (a) 4.5 to 1.0 for the fiscal quarter ended September 30, 2012 and the fiscal quarter ending December 31, 2012, (b) 4.25 to 1.0 for the fiscal quarter ending March 31, 2013 and (c) 4.0 to 1.0 for the fiscal quarter ending June 30, 2013 and for each fiscal quarter thereafter.  The Tenth Amendment and the Eleventh Amendment also amend certain other provisions of the Credit Agreement as set forth therein.

The foregoing descriptions of the Tenth Amendment and the Eleventh Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Tenth Amendment and the Eleventh Amendment as well as the complete text of the Credit Agreement. The Tenth Amendment and Eleventh Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2011. Copies of the First, Second, Third, Fourth and Fifth Amendments to the Credit Agreement were filed as Exhibits 10.1, 10.1, 10.2, 10.1 and 10.1 to Current Reports on Form 8-K filed with the SEC on July 19, 2011, August 18, 2011, October 4, 2011, December 12, 2011 and February 21, 2012, respectively.  Copies of the Sixth and Seventh Amendments to the Credit Agreement were filed as Exhibits 10.1 and 10.2 to a Current Report on Form 8-K filed with the SEC on May 8, 2012.  A copy of the Eighth Amendment to the Credit Agreement was filed as Exhibit 10.3 to a Quarterly Report on Form 10-Q filed with the SEC on August 9, 2012.  A copy of the Ninth Amendment to the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on August 13, 2012.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01              Other Events.

The 2012 annual meeting of stockholders of the Company, previously scheduled for December 20, 2012 (the “Annual Meeting”), will be rescheduled for a later date.  On November 2, 2012, the SEC notified the Company that the SEC will be reviewing the Company’s Preliminary Proxy Statement, which was filed with the SEC on October 26, 2012.  The Company will address the SEC’s comments to the Preliminary Proxy Statement, if any, once received.  In connection with the rescheduling of the Annual Meeting, the Company will set a new record date for stockholders entitled to notice of and to vote at the Annual Meeting.  If required under SEC rules, the Company will also reschedule the previously announced deadline of the close of business on October 22, 2012 for the submission of stockholder proposals for inclusion in the Company’s proxy materials relating to the Annual Meeting.

Once the Annual Meeting is rescheduled, the Company will file a Current Report on Form 8-K announcing the new Annual Meeting date and, if applicable, the new deadline for stockholder proposals for inclusion in the Company’s proxy materials relating to the Annual Meeting.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1

Tenth Amendment to Second Amended and Restated Credit Agreement, dated October 29, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto*

10.2

Eleventh Amendment to Second Amended and Restated Credit Agreement, dated November 7, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto

* The Company does not consider the Tenth Amendment to be material, but the Company is filing the Tenth Amendment as Exhibit 10.1 to this Current Report on Form 8-K for the sake of completeness and consistency.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 14, 2012	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Tenth Amendment to Second Amended and Restated Credit Agreement, dated October 29, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto*

10.2

Eleventh Amendment to Second Amended and Restated Credit Agreement, dated November 7, 2012, by and among the Company, Bank of Montreal, as Administrative Agent, and the lenders and guarantors party thereto

* The Company does not consider the Tenth Amendment to be material, but the Company is filing the Tenth Amendment as Exhibit 10.1 to this Current Report on Form 8-K for the sake of completeness and consistency.